EXHIBIT (12)

May 15, 2009

Regions Morgan Keegan Select Funds 50 North Front Street Memphis, Tennessee 38103 Pioneer Series Trust I 60 State Street Boston, Massachusetts 02109

Ladies and Gentlemen:

This opinion is furnished to you pursuant to paragraph 8.5 of the Agreement and Plan of Reorganization, dated as of February 19, 2009 (the “Agreement”), by and between Pioneer Series Trust I (the “Acquiring Trust”), a Delaware statutory trust, on behalf of Pioneer Select Mid Cap Growth Fund, a series thereof (the “Acquiring Fund”), and Regions Morgan Keegan Select Funds (the “Acquired Trust”), a Massachusetts business trust, on behalf of Regions Morgan Keegan Select Mid Cap Growth Fund, a series thereof (the “Acquired Fund”). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. The Agreement contemplates the acquisition of all of the assets of the Acquired Fund by the Acquiring Fund in exchange for (a) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and (b) the issuance and delivery by the Acquiring Fund to the Acquired Fund, for distribution, in accordance with Section 1.4 of the Agreement, pro rata within each class of Acquired Fund Shares, to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund, of a number of Acquiring Fund Shares of the corresponding class having an aggregate net asset value equal to the value of such assets, less the amount of such liabilities, of the Acquired Fund so transferred to the Acquiring Fund (the “Transaction”).

In connection with this opinion we have examined and relied upon the originals or copies, certified or otherwise identified to us to our satisfaction, of the Agreement, the Combined Proxy Statement and Prospectus on Form N-14 filed with the Securities and Exchange Commission on or about March 30, 2009 with respect to the Transaction, and related documents (collectively, the “Transaction Documents”). In that examination, we have assumed the genuineness of all signatures, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or copy form) and the conformity to the originals of all documents purporting to be copies.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

As to certain factual matters, we have relied with your consent upon, and our opinion is limited by, the representations of the various parties set forth in the Transaction Documents, and in certificates of the Acquired Trust and the Acquiring Trust dated as of the date hereof and attached hereto (the “Certificates”). Our opinion assumes (i) that all representations set forth in the Transaction Documents and in the Certificates will be true and correct in all material respects as of the date of the Transaction, and (ii) that the Agreement is implemented in accordance with its terms and consistent with the representations set forth in the Transaction Documents and Certificates. Our opinion is limited solely to the provisions of the Internal Revenue Code as presently in effect (the “Code”) and the regulations, rulings, and interpretations thereof in force as of this date. We assume no obligation to update our opinion to reflect any changes in law or in the interpretation thereof that may hereafter occur.

On the basis of and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes:

1.

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.

No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

3.

The tax basis in the hands of the Acquiring Fund of each Acquired Asset so transferred will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer.

4.

The holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets, if any, with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

5.

No gain or loss will be recognized by the Acquiring Fund upon receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities.

6.	No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization.
7.

The aggregate basis of the Acquiring Fund Shares that an Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor.

8.

The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of the Acquired Fund Shares exchanged therefor, provided that such Acquired Fund Shares were held as capital assets on the date of the exchange.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

This opinion is being delivered solely to you for your use in connection with the referenced transaction, and may not be relied upon by any other person or used for any other purpose.

Very truly yours,

/s/ Bingham McCutchen LLP

BINGHAM MCCUTCHEN LLP

May 15, 2009

Regions Morgan Keegan Select Funds 50 North Front Street Memphis, Tennessee 38103 Pioneer Series Trust I 60 State Street Boston, Massachusetts 02109

Ladies and Gentlemen:

This opinion is furnished to you pursuant to paragraph 8.5 of the Agreement and Plan of Reorganization, dated as of February 19, 2009 (the “Agreement”), by and between Pioneer Series Trust I (the “Acquiring Trust”), a Delaware statutory trust, on behalf of Pioneer Growth Fund, a series thereof (the “Acquiring Fund”), and Regions Morgan Keegan Select Funds (the “Acquired Trust”), a Massachusetts business trust, on behalf of Regions Morgan Keegan Select Growth Fund, a series thereof (the “Acquired Fund”). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. The Agreement contemplates the acquisition of all of the assets of the Acquired Fund by the Acquiring Fund in exchange for (a) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and (b) the issuance and delivery by the Acquiring Fund to the Acquired Fund, for distribution, in accordance with Section 1.4 of the Agreement, pro rata within each class of Acquired Fund Shares, to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund, of a number of Acquiring Fund Shares of the corresponding class having an aggregate net asset value equal to the value of such assets, less the amount of such liabilities, of the Acquired Fund so transferred to the Acquiring Fund (the “Transaction”).

In connection with this opinion we have examined and relied upon the originals or copies, certified or otherwise identified to us to our satisfaction, of the Agreement, the Combined Proxy Statement and Prospectus on Form N-14 filed with the Securities and Exchange Commission on or about March 30, 2009 with respect to the Transaction, and related documents (collectively, the “Transaction Documents”). In that examination, we have assumed the genuineness of all signatures, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or copy form) and the conformity to the originals of all documents purporting to be copies.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

As to certain factual matters, we have relied with your consent upon, and our opinion is limited by, the representations of the various parties set forth in the Transaction Documents, and in certificates of the Acquired Trust and the Acquiring Trust dated as of the date hereof and attached hereto (the “Certificates”). Our opinion assumes (i) that all representations set forth in the Transaction Documents and in the Certificates will be true and correct in all material respects as of the date of the Transaction, and (ii) that the Agreement is implemented in accordance with its terms and consistent with the representations set forth in the Transaction Documents and Certificates. Our opinion is limited solely to the provisions of the Internal Revenue Code as presently in effect (the “Code”) and the regulations, rulings, and interpretations thereof in force as of this date. We assume no obligation to update our opinion to reflect any changes in law or in the interpretation thereof that may hereafter occur.

On the basis of and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes:

1.

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.

No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

3.

The tax basis in the hands of the Acquiring Fund of each Acquired Asset so transferred will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer.

4.

The holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets, if any, with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

5.

No gain or loss will be recognized by the Acquiring Fund upon receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities.

6.	No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization.
7.

The aggregate basis of the Acquiring Fund Shares that an Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor.

8.

The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of the Acquired Fund Shares exchanged therefor, provided that such Acquired Fund Shares were held as capital assets on the date of the exchange.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

This opinion is being delivered solely to you for your use in connection with the referenced transaction, and may not be relied upon by any other person or used for any other purpose.

Very truly yours,

/s/ Bingham McCutchen LLP

BINGHAM MCCUTCHEN LLP

May 15, 2009

Regions Morgan Keegan Select Funds 50 North Front Street Memphis, Tennessee 38103 Pioneer Series Trust I 60 State Street Boston, Massachusetts 02109

Ladies and Gentlemen:

This opinion is furnished to you pursuant to paragraph 8.5 of the Agreement and Plan of Reorganization, dated as of February 19, 2009 (the “Agreement”), by and between Pioneer Series Trust I (the “Acquiring Trust”), a Delaware statutory trust, on behalf of Pioneer Intermediate Tax Free Income Fund, a series thereof (the “Acquiring Fund”), and Regions Morgan Keegan Select Funds (the “Acquired Trust”), a Massachusetts business trust, on behalf of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, a series thereof (the “Acquired Fund”). All capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement. The Agreement contemplates the acquisition of all of the assets of the Acquired Fund by the Acquiring Fund in exchange for (a) the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund and (b) the issuance and delivery by the Acquiring Fund to the Acquired Fund, for distribution, in accordance with Section 1.4 of the Agreement, pro rata within each class of Acquired Fund Shares, to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and in complete liquidation of the Acquired Fund, of a number of Acquiring Fund Shares of the corresponding class having an aggregate net asset value equal to the value of such assets, less the amount of such liabilities, of the Acquired Fund so transferred to the Acquiring Fund (the “Transaction”).

In connection with this opinion we have examined and relied upon the originals or copies, certified or otherwise identified to us to our satisfaction, of the Agreement, the Combined Proxy Statement and Prospectus on Form N-14 filed with the Securities and Exchange Commission on or about March 30, 2009 with respect to the Transaction, and related documents (collectively, the “Transaction Documents”). In that examination, we have assumed the genuineness of all signatures, the authenticity and completeness of all documents purporting to be originals (whether reviewed by us in original or copy form) and the conformity to the originals of all documents purporting to be copies.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

As to certain factual matters, we have relied with your consent upon, and our opinion is limited by, the representations of the various parties set forth in the Transaction Documents, and in certificates of the Acquired Trust and the Acquiring Trust dated as of the date hereof and attached hereto (the “Certificates”). Our opinion assumes (i) that all representations set forth in the Transaction Documents and in the Certificates will be true and correct in all material respects as of the date of the Transaction, and (ii) that the Agreement is implemented in accordance with its terms and consistent with the representations set forth in the Transaction Documents and Certificates. Our opinion is limited solely to the provisions of the Internal Revenue Code as presently in effect (the “Code”) and the regulations, rulings, and interpretations thereof in force as of this date. We assume no obligation to update our opinion to reflect any changes in law or in the interpretation thereof that may hereafter occur.

On the basis of and subject to the foregoing, we are of the opinion that, for United States federal income tax purposes:

1.

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.

No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code and (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

3.

The tax basis in the hands of the Acquiring Fund of each Acquired Asset so transferred will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer.

4.

The holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets, if any, with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

5.

No gain or loss will be recognized by the Acquiring Fund upon receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities.

6.	No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization.
7.

The aggregate basis of the Acquiring Fund Shares that an Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefor.

8.

The holding period for the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the holding period of the Acquired Fund Shares exchanged therefor, provided that such Acquired Fund Shares were held as capital assets on the date of the exchange.

Regions Morgan Keegan Select Funds

Pioneer Series Trust I

May 15, 2009

This opinion is being delivered solely to you for your use in connection with the referenced transaction, and may not be relied upon by any other person or used for any other purpose.

Very truly yours,

/s/ Bingham McCutchen LLP

BINGHAM MCCUTCHEN LLP